                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              December 31, 1996
                                                              -----------------



                            EDUCATIONAL MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                        000-21567             65-0038445
-------------------------------   -----------------------    ------------------
(State or other jurisdiction of   (Commission File Number)  (IRS Employer
incorporation)                                              Identification No.)



1327 Northmeadow Parkway, Suite 132  Roswell, Georgia              30076
-----------------------------------------------------        ------------------
(Address of principal executive offices)                        (Zip Code)


(Registrant's telephone number, including area code)           770-475-9930
                                                             ------------------


-----------------------------------------------------------
(Former name or former address, if changed since last report)

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  a)       Financial Statements of Business Acquired.

                           The audited combined financial statements of Hagerstown Business College as of and for the years ended October 31, 1996 and 1995 are filed as part of this Current Report on Form 8-K/A.

                  b)       Pro Forma Financial Information

                           The unaudited pro forma condensed consolidated statements of operations of Educational Medical, Inc. for the year ended March 31, 1996 and the nine months ended December 31, 1996 are filed as a part of this Current Report form 8-K/A.

                           A pro forma balance sheet is not filed as the acquisition was reflected in the condensed consolidated balance sheet of Educational Medical, Inc. as of December 31, 1996 filed on Form 10-Q for the quarter ended December 31, 1996.

                  c)       Exhibits

                           The following exhibits were filed as part of the Current Report on Form 8-K filed on January 15, 1997:

                  2.1 Asset Purchase Agreement by and among Educational Medical, Inc., HBC Acquisition Corporation, and O/E Leasing, Inc. dated as of December 12, 1996.

                         Independent Auditor's Report


To the Board of Directors
Hagerstown Business College



We have audited the accompanying divisional balance sheet of Hagerstown Business College (a division of O/E Learning, Inc.) as of October 31, 1996 and 1995 and the related statements of divisional income, changes in divisional equity and divisional cash flows for the years then ended. These divisional financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these divisional financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the divisional financial statements referred to above present fairly, in all material respects, the divisional financial position of Hagerstown Business College as of October 31, 1996 and 1995 and the results of its divisional operations and its divisional cash flows for the years then ended, in conformity with generally accepted accounting principles.


                                        /s/ Plante & Moran, LLP


December 30, 1996

                         HAGERSTOWN BUSINESS COLLEGE
                      (a division of O/E Learning, Inc.)
                           DIVISIONAL BALANCE SHEET

                                                                                OCTOBER 31
                                                                                ----------
                                                                            1996         1995
                                                                            ----         ----
                                    ASSETS

CURRENT ASSETS
  Cash (including restricted cash of $14,338 in 1996 and $20,450
     in 1995)                                                           $   229,600     $   207,000
  Accounts receivable (net allowance for doubtful accounts of
     $15,000 in 1996)                                                       342,800         302,500
  Inventory (Note 2)                                                         34,500          23,800
                                                                         ----------      ----------

                Total current assets                                    $   606,900     $   533,300

PROPERTY AND EQUIPMENT
  Furniture and equipment                                                   850,000         788,400
  Land and building                                                       2,436,300       2,436,300
                                                                         ----------      ----------
                Total property and equipment                              3,286,300       3,224,700

  Less accumulated depreciation                                          (1,070,800)       (883,700)
                                                                         ----------      ----------
                Net property and equipment                                2,215,500       2,341,000

INTANGIBLE ASSETS (net of accumulated amortization of
   $66,000 in 1996 and $58,000 in 1995)                                     134,000         142,000
                                                                         ----------      ----------
                Total assets                                            $ 2,956,400     $ 3,016,300
                                                                         ==========      ==========

                       LIABILITIES AND DIVISIONAL EQUITY

CURRENT LIABILITIES
  Accounts payable - Trade                                              $    11,800     $    31,900
  Accrued expenses and other liabilities                                     91,100          86,200
  Deferred revenue (Note 2)                                                 402,700         385,000
                                                                         ----------      ----------
                Total current liabilities                                   505,600         503,100

DIVISIONAL EQUITY (NOTE 2)                                                2,450,800       2,513,200
                                                                         ----------      ----------
                Total liabilities and divisional equity                 $ 2,956,400     $ 3,016,300
                                                                         ==========      ==========

See Notes to Divisional Financial Statements.        2


                          HAGERSTOWN BUSINESS COLLEGE
                      (a division of O/E Learning, Inc.)
                        STATEMENT OF DIVISIONAL INCOME

                                                                           YEAR ENDED OCTOBER 31
                                                                           ---------------------
                                                                            1996         1995
                                                                            ----         ----

REVENUE
  Training                                                              $ 2,294,800     $ 2,329,900
  Other                                                                      46,100          36,700
                                                                         ----------      ----------
                                                                          2,340,900       2,366,600

EXPENSES
  Training                                                                  973,700       1,012,400
  Depreciation                                                              188,300         176,100
  Amortization of intangible assets                                           8,000           8,000
  Selling, general and administrative                                       581,500         669,000
                                                                         ----------      ----------
                Total expenses                                            1,751,500       1,865,500
                                                                         ----------      ----------
INCOME - Before income taxes                                                589,400         501,100

INCOME TAX EXPENSE (Note 3)                                                 205,300         173,100

NET INCOME                                                              $   384,100     $   328,000
                                                                         ==========      ==========

See Notes to Divisional Financial Statements.        3

                          HAGERSTOWN BUSINESS COLLEGE
                      (a division of O/E Learning, Inc.)
                   STATEMENT OF CHANGES IN DIVISIONAL EQUITY


BALANCE - November 1, 1994                      $  2,490,700

Net income                                           328,000

Repayment of contributed capital (Note 5)          (305,500)
                                                 -----------
BALANCE - October 31, 1995                         2,513,200

Net income                                           384,100

Repayment of contributed capital (Note 5)           (446,500)
                                                 -----------
BALANCE - October 31, 1996                      $  2,450,800
                                                 ===========










See Notes to Divisional Financial Statements.        4

                          HAGERSTOWN BUSINESS COLLEGE
                      (a division of O/E Learning, Inc.)
                      STATEMENT OF DIVISIONAL CASH FLOWS

                                                                           Year Ended OCTOBER 31
                                                                           ---------------------
                                                                            1996         1995
                                                                            ----         ----

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                            $   384,100     $   328,000
  Adjustments to reconcile net income to net cash from
    operating activities:
        Depreciation and amortization                                       196,300         184,100
        Changes in assets and liabilities:
          (Increase) decrease in accounts receivable                        (40,300)          5,700
          Increase in inventory                                             (10,700)         (1,100)
          Decrease in other current assets                                     -                -
          Decease (increase) in deferred revenue                             17,700          (1,300)
            and other liabilities                                           (15,200)          2,300
                                                                         ----------       ---------
            Net cash provided by operating activities                       531,900         518,300

CASH FLOWS FROM INVESTING ACTIVITIES - Purchase of fixed
  assets                                                                    (62,800)       (207,800)

CASH FLOWS FROM FINANCING ACTIVITIES - Repayment of
  contributed capital                                                      (446,500)       (305,500)
                                                                         ----------      ----------

INCREASE IN CASH                                                             22,600           5,000

CASH - Beginning of year                                                    207,000         202,000
                                                                         ----------      ----------
CASH - End of year                                                      $   229,600     $   207,000
                                                                         ==========      ==========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
  INFORMATION - Cash paid during the year for
    Interest                                                            $         -     $         -
    Income taxes - O/E Learning, Inc.                                       205,300         173,100





See Notes to Divisional Financial Statements.        5

                          HAGERSTOWN BUSINESS COLLEGE
                      (a division of O/E Learning, Inc.)
                   NOTES TO DIVISIONAL FINANCIAL STATEMENTS
                           October 31, 1996 and 1995

NOTE 1 -  DIVISIONAL INFORMATION

          Hagerstown Business College (a division of O/E Learning, Inc.) is a majority-owned subsidiary of O/E Automation, Inc. The College's operations consists of proprietary secondary education in Hagerstown, Maryland.

NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Accounts Receivable - Accounts receivable are comprised of tuition and fee payments due from students.

          Cash - Cash includes petty cash and bank deposits. Restricted cash consists of federal funds on hand to be paid to students.

          Inventory - Inventory is stated at cost on a first-in, first-out basis and is comprised of text books and supplies.

          Property and Equipment - Furniture, equipment and buildings are recorded at cost and depreciated on a straight-line basis over their estimated useful lives.

          Intangible Assets - Intangible assets consist of goodwill from acquisitions of businesses, which is being amortized using the straight-line method over the estimated lives ranging from 20 to 25 years. Amortization expense amounted to $8,000 and $8,300 for the years ended October 31, 1996 and 1995, respectively.

          Deferred Revenue - Certain students are billed in advance. Deferred revenue consists of billings pertaining to the subsequent year.

          Divisional Equity - Divisional equity represents the cumulative results of operation of the College since its purchase by O/E Learning, Inc. plus cash contributed by O/E Learning, Inc., net of any repayments of contributed capital.

          Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

                          HAGERSTOWN BUSINESS COLLEGE
                      (a division of O/E Learning, Inc.)
                   NOTES TO DIVISIONAL FINANCIAL STATEMENTS
                           October 31, 1996 and 1995

NOTE 3 - INCOME TAXES

         The College is included in the consolidated income tax returned filed by O/E Automation, Inc. and, as agreed, the consolidated taxes payable are allocated to O/E Learning, Inc. based on its contribution to consolidated taxable income. Income tax expense has been allocated to Hagerstown Business College based on statutory tax rates applied to book income, and payment has been made to O/E Learning, Inc. for this amount in 1996 and 1995. Accordingly, no deferred income tax assets or liabilities have been allocated to the College.


NOTE 4 - EMPLOYEE BENEFIT PLANS

         Eligible employees of the College participated in the O/E Automation, Inc. defined benefit pension plan. Participation in the plan was contingent upon attainment of one year of eligible service, provided the employee has reached the age of 21 and was employed prior to reaching age 60 and one day. The benefits under the plan were based on years of service and the employee's highest compensation in a consecutive five-year period of employment. The participating companies annually contributed to the plan an amount actuarially determined to provide the plan with sufficient assets to meet future benefit payment requirements. The plan was terminated effective October 31, 1995. As of October 31, 1996, the plan's assets at fair value are less than the projected benefit obligation by $212,400. O/E Learning, Inc. has accrued its share of the pension liability. O/E Learning, Inc.'s pension expense under this plan amounted to $97,300 for 1995. This pension expense was included in part in the allocated selling, general and administrative costs charged to the College division. There was no pension expense in 1996.

         Pension expense and liability include the estimated curtailment loss associated with plan termination. Any adjustments to the estimated curtailment loss will be reflected in net income in future years.

         Substantially all of the College's employees are eligible to participate in the O/E Automation, Inc. 401(k) plan. Under this plan, eligible employees may elect to contribute up to 15 percent of their compensation subject to limits established under the Internal Revenue Code and O/E Learning, Inc. may make a discretionary matching contribution.

         For the plan year ended October 31, 1996, the plan was amended to also incorporate a discretionary profit-sharing contribution. The total expense for Hagerstown Business College for matching and profit-sharing contributions amounted to $13,119 and $11,947 for the years ended October 31, 1996 and 1995, respectively.

                          HAGERSTOWN BUSINESS COLLEGE
                      (a division of O/E Learning, Inc.)
                   NOTES TO DIVISIONAL FINANCIAL STATEMENTS
                           October 31, 1996 and 1995


NOTE 5 - RELATED PARTY TRANSACTIONS

         O/E Learning, Inc. provides selling, general and administrative support to Hagerstown Business College. The College paid O/E Learning,
         Inc. $581,500 and $669,000 in 1995, respectively, for allocated costs for these services.

         O/E Learning, Inc. contributes cash to Hagerstown Business College to fund operations as needed. These capital contributions are repaid whenever excess funds are available. Repayment of capital of $446,500 and $305,500 were made in 1996 and 1995, respectively.

NOTE 6 - SUBSEQUENT EVENT

         On December 31, 1996, O/E Learning, Inc. sold certain assets associated with the Hagerstown Business College division to an unrelated company. O/E Learning, Inc. will discontinue all activity associated with operation of Hagerstown Business College effective January 1, 1997.

Item 7 (b).  Pro Forma Financial Statements

The following unaudited pro forma condensed consolidated financial statements of Educational Medical, Inc. ("EMI") and Hagerstown Business College ("Hagerstown") are derived from, and should be read in conjunction with audited financial statements of Hagerstown included in item 7(a) herein and the audited consolidated financial statements of EMI as previously filed on Form S-1 No. 333-09777 for the year ended March 31, 1996 with the Securities and Exchange Commission and the unaudited condensed consolidated financial statements of EMI as previously filed on Form 10-Q for the quarter ended December 31, 1996. The pro forma condensed consolidated financial statements do not purport to be indicative of the results of operations or financial position which would have actually been reported had the acquisition been consummated on the dates indicated, or which may be reported in the future.

The pro forma statements of operations reflect adjustments as if the acquisition had been consummated at the beginning of the period of each statement (i.e., April 1, 1995 for the twelve-month statement of operations and April 1, 1996 for the nine-month statement of operations.)

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                            Year Ended March 31, 1996


                                                      Historical
                                          ----------------------------------       Pro Forma       Educational
                                              Educational                         Acquisitions     Medical, Inc.
                                             Medical, Inc.    Hagerstown           Adjustments       Pro Forma
                                          -----------------------------------------------------------------------
                                                                 (Dollars and shares in thousands)
Net revenues                                    $ 38,652        $ 2,348            $    -         $    41,000
Cost of education and facilities                  17,639            927               (68)(c)          18,766
                                                                                      268 (e)
Selling and promotional expenses                   5,569            211                 -               5,780
Administrative expenses                           11,110            742              (440)(d)          11,412
Amortization of goodwill and                         883              -               180 (b)           1,063
                                                --------        -------            ------         -----------
intangibles
Income (loss) from operations
    before other expenses                          3,451            468                60               3,979
Other expenses                                     1,929              -                 -               1,929
                                                --------        -------            ------         -----------
Income (loss) from operations                      1,522            468                60               2,050
Interest expense (income), net                       811              -                 -                 811
                                                --------        -------            ------         -----------
Income (loss) before income taxes
    and extraordinary loss                           711            468                60               1,239
Provision for income taxes                           632            163                21 (f)             816
                                                --------        -------            ------         -----------

Income before extraordinary loss                $     79        $   305            $   39         $       423
                                                ========        =======            ======         ===========

Income before extraordinary loss
per share                                       $    .02                                          $       .10
                                                ========                                          ===========

Weighted average number of shares used
    in computing income before
    extraordinary loss per share                   4,426                                                4,426
                                                ========                                          ===========



See accompanying pro forma adjustments

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                       Nine Months Ended December 31, 1996



                                                               Historical
                                             -------------------------------------------------     Pro Forma         Educational
                                                    Educational                                    Acquisitions   Medical, Inc. Pro
                                                   Medical, Inc.          Hagerstown (a)           Adjustments          Forma
                                             --------------------------------------------------------------------------------------
                                                                        (Dollars and shares in thousands)
Net revenues                                          $ 31,302              $ 1,556              $    -           $   32,858
Cost of education and facilities                        15,266                  633                 (45) (c)          16,033
                                                                                                    179 (e)
Selling and promotional expenses                         4,623                  151                   -                4,774
Administrative expenses                                  8,886                  554                (358) (d)           9,082
Amortization of goodwill and                               632                    -                 120 (b)              752
                                                      --------              -------              ------           ----------
intangibles
Income (loss) from operations
  before other expenses                                  1,895                  218                 104                2,217
Other expenses                                              -                     -                   -                    -
                                                      -------               -------              ------           ----------

Income (loss) from operations                            1,895                  218                 104                2,217
Interest expense (income), net                             315                    -                   -                  315
                                                      --------              -------              ------           ----------
Income (loss) before income taxes
  and extraordinary loss                                 1,580                  218                 104                1,902
Provision for income taxes                                 569                   76                  37 (f)              682
                                                      --------              -------              ------           ----------

Income before extraordinary loss                      $  1,011              $   142              $   67           $    1,220
                                                      ========              =======              ======           ==========

Income before extraordinary loss
  per share                                           $    .19                                                    $      .23
                                                      ========                                                    ==========

Weighted average number of shares used
  in computing income before
  extraordinary loss per share                           5,291                                                         5,291
                                                      ========                                                    ==========


See accompanying pro forma adjustments.

Certain reclassifications have been made to Hagerstown financial statements to conform to EMI's classifications.

Statements of Operations:

(a) Reflects Hagerstown results of operations for the period April 1, 1996 to December 12, 1996. Results of operations subsequent to December 12, 1996 are included in EMI's historical results of operations.

(b) To amortize goodwill recorded as a result of the Hagerstown acquisition, using a 15-year life and the straight-line method.

(c)      To remove depreciation on assets not acquired by EMI.

(d) To remove corporate overhead allocation of Hagerstown which will not continue.

(e)      To expense rent for facilities to be rented from sellers.

(f)      To record tax effect of pro forma adjustments.

Earnings Per Share:

Historical net income per share was computed by dividing net income by the weighted average number of shares of common stock outstanding after giving effect as of the beginning of the period to (i) the automatic conversion of all of the outstanding shares of convertible preferred stock into 1,705,082 shares of common stock, (ii) the issuance of 141,667 shares of common stock upon exercise of certain outstanding warrants and (iii) the issuance of 933,333 shares of common stock upon the cashless exercise of outstanding warrants to purchase 1,333,333 shares of common stock, plus (iv) cheap stock as defined below.

Historical net income per share was computed using the requirements of Accounting Principles Board Opinion No. 15 and SEC Staff Accounting Bulletin No. 83.

Pursuant to SEC Staff Account Bulletin No. 83, common stock and common stock equivalents issued at prices equal to or below the IPO price per share ("cheap stock") during the twelve-month period immediately preceding the initial filing date of the Company's registration statement for the IPO (August 8, 1996) have been included in historical earnings per share as if outstanding for all periods presented (using the treasury stock method at the offering price).

Retroactive restatement has been made to all share, weighted average share, and all net income per share calculations for the stock split effected on June 20, 1996.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:    March 14, 1997                EDUCATIONAL MEDICAL, INC.


                                      By:      /s/ Vince Pisano
                                           ------------------------------------
                                           Vince Pisano
                                           Chief Financial Officer,
                                           Principal Financial
                                           Officer and Principal
                                           Accounting Officer

                                INDEX TO EXHIBITS


                                                                SEQUENTIAL
         EXHIBIT                                                 PAGE NO.
         -----------------------------------------------------------------------

2.1      Asset Purchase Agreement by and among Educational Medical, Inc., HBC
         Acquisition Corporation, and O/E Leasing, Inc. dated as of December 12,
         1996, filed as a part of the Current Report on Form 8-K, filed on January 15, 1997.